Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	23,103	27,847	27,218	29,125	107,293	23,595	28,980	29,788	29,098	111,461
Equity in earnings of affiliates	516	648	499	464	2,127	424	743	779	730	2,676
Net gain on dispositions	1	—	18	1	20	17	—	1	1	19
Other income	38	23	36	22	119	10	13	24	14	61
Total Revenues and Other Income	23,658	28,518	27,771	29,612	109,559	24,046	29,736	30,592	29,843	114,217

Costs and Expenses
Purchased crude oil and products	21,055	24,554	23,806	26,114	95,529	21,138	25,747	26,385	24,660	97,930
Operating expenses	1,307	1,165	1,206	1,396	5,074	1,246	1,143	1,206	1,285	4,880
Selling, general and administrative expenses	366	408	416	491	1,681	386	432	440	419	1,677
Depreciation and amortization	331	334	336	340	1,341	336	337	346	337	1,356
Impairments	1	2	853	5	861	—	6	1	1	8
Taxes other than income taxes	128	97	105	79	409	110	109	109	97	425
Accretion on discounted liabilities	6	5	6	6	23	6	6	5	6	23
Interest and debt expense	119	115	109	115	458	123	135	125	121	504
Foreign currency transaction (gains) losses	5	9	(9)	—	5	(16)	(14)	—	(1)	(31)
Total Costs and Expenses	23,318	26,689	26,828	28,546	105,381	23,329	27,901	28,617	26,925	106,772
Income before income taxes	340	1,829	943	1,066	4,178	717	1,835	1,975	2,918	7,445
Income tax expense	70	325	150	256	801	132	431	407	602	1,572
Net Income	270	1,504	793	810	3,377	585	1,404	1,568	2,316	5,873
Less: net income attributable to noncontrolling interests	66	80	81	74	301	61	65	76	76	278
Net Income Attributable to Phillips 66	204	1,424	712	736	3,076	524	1,339	1,492	2,240	5,595

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	0.44	3.13	1.58	1.65	6.80	1.07	2.86	3.20	4.85	11.87
Diluted	0.44	3.12	1.58	1.64	6.77	1.07	2.84	3.18	4.82	11.80

Weighted-Average Common Shares Outstanding (thousands)
Basic	457,599	453,681	449,005	445,332	451,364	487,065	468,331	466,109	461,651	470,708
Diluted	459,289	455,585	451,001	447,835	453,888	489,668	471,638	469,440	464,406	474,047

Effective tax rate (%)	20.6%	17.8%	15.9%	24.0%	19.2%	18.4%	23.5%	20.6%	20.6%	21.1%
Adjusted effective tax rate (%)	20.7%	20.2%	20.6%	23.6%	21.1%	17.5%	22.1%	23.4%	21.1%	21.6%

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	316	423	(460)	405	684	280	238	284	379	1,181
Chemicals	227	275	227	150	879	286	324	263	152	1,025
Refining	(198)	983	856	345	1,986	112	1,190	1,232	2,001	4,535
Marketing and Specialties	205	353	498	377	1,433	235	310	423	589	1,557
Corporate and Other	(210)	(205)	(178)	(211)	(804)	(196)	(227)	(227)	(203)	(853)
Income before income taxes	340	1,829	943	1,066	4,178	717	1,835	1,975	2,918	7,445
Less: income tax expense	70	325	150	256	801	132	431	407	602	1,572
Net Income	270	1,504	793	810	3,377	585	1,404	1,568	2,316	5,873
Less: net income attributable to noncontrolling interests	66	80	81	74	301	61	65	76	76	278
Net Income Attributable to Phillips 66	204	1,424	712	736	3,076	524	1,339	1,492	2,240	5,595

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	203	245	248	250	946	163	164	209	234	770
NGL and Other	90	143	169	120	522	86	53	74	122	335
DCP Midstream	23	35	23	35	116	31	21	29	53	134
Total Midstream	316	423	440	405	1,584	280	238	312	409	1,239
Chemicals	227	275	269	173	944	286	324	263	152	1,025
Refining
Atlantic Basin/Europe	(7)	258	279	61	591	(108)	164	216	301	573
Gulf Coast	(118)	222	184	76	364	—	366	221	468	1,055
Central Corridor	56	520	408	333	1,317	272	521	846	1,188	2,827
West Coast	(150)	(17)	(32)	(125)	(324)	(54)	140	(20)	51	117
Total Refining	(219)	983	839	345	1,948	110	1,191	1,263	2,008	4,572
Marketing and Specialties
Marketing and Other	138	294	440	237	1,109	163	188	323	528	1,202
Specialties	67	59	58	50	234	59	66	62	64	251
Total Marketing and Specialties	205	353	498	287	1,343	222	254	385	592	1,453
Corporate and Other	(210)	(205)	(178)	(211)	(804)	(212)	(227)	(223)	(201)	(863)
Adjusted income before income taxes	319	1,829	1,868	999	5,015	686	1,780	2,000	2,960	7,426
Less: adjusted income tax expense	66	370	385	236	1,057	120	393	467	624	1,604
Adjusted Net Income	253	1,459	1,483	763	3,958	566	1,387	1,533	2,336	5,822
Less: adjusted net income attributable to noncontrolling interests	66	80	81	74	301	54	65	77	76	272
Adjusted Net Income Attributable to Phillips 66	187	1,379	1,402	689	3,657	512	1,322	1,456	2,260	5,550

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	—	—	—	—	—	(21)	—	(21)
Impairments	—	—	(853)	—	(853)	—	—	—	—	—
Impairments by equity affiliates	—	—	(47)	—	(47)	—	—	—	(28)	(28)
Pension settlement expense	—	—	—	—	—	—	—	(7)	(2)	(9)
Total Midstream	—	—	(900)	—	(900)	—	—	(28)	(30)	(58)

Chemicals
Lower-of-cost-or-market inventory adjustments	—	—	(42)	(23)	(65)	—	—	—	—	—
Total Chemicals	—	—	(42)	(23)	(65)	—	—	—	—	—

Refining
Pending claims and settlements	21	—	—	—	21	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	2	(1)	1	4	6
Asset dispositions	—	—	17	—	17	—	—	—	—	—
Pension settlement expense	—	—	—	—	—	—	—	(32)	(11)	(43)
Total Refining	21	—	17	—	38	2	(1)	(31)	(7)	(37)

Marketing and Specialties
Certain tax impacts	—	—	—	90	90	13	56	44	—	113
Pension settlement expense	—	—	—	—	—	—	—	(6)	(3)	(9)
Total Marketing and Specialties	—	—	—	90	90	13	56	38	(3)	104

Corporate and Other
U.S. tax reform	—	—	—	—	—	16	—	—	—	16
Pension settlement expense	—	—	—	—	—	—	—	(4)	(2)	(6)
Total Corporate and Other	—	—	—	—	—	16	—	(4)	(2)	10

Total Special Items (Pre-tax)	21	—	(925)	67	(837)	31	55	(25)	(42)	19

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	4	—	(235)	17	(214)	5	14	(6)	(12)	1
Other tax impacts	—	(45)	—	3	(42)	—	—	(5)	(65)	(70)
U.S. tax reform	—	—	—	—	—	7	24	(49)	55	37
Total Income Tax Expense (Benefit)	4	(45)	(235)	20	(256)	12	38	(60)	(22)	(32)

Less: Income (Loss) Attributable to Noncontrolling Interests
Pending claims and settlements	—	—	—	—	—	—	—	(1)	—	(1)
U.S. tax reform	—	—	—	—	—	7	—	—	—	7
Total Income (Loss) Attributable to Noncontrolling Interests	—	—	—	—	—	7	—	(1)	—	6

Total Phillips 66 Special Items (After-tax)	17	45	(690)	47	(581)	12	17	36	(20)	45
* We generally tax effect taxable U.S.-based special items using a combined federal and state statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—	—	—	—	—
NGL and Other	—	—	—	—	—	—	—	(28)	(2)	(30)
DCP Midstream	—	—	(900)	—	(900)	—	—	—	(28)	(28)
Total Midstream	—	—	(900)	—	(900)	—	—	(28)	(30)	(58)

Refining
Atlantic Basin/Europe	—	—	17	—	17	—	—	(7)	1	(6)
Gulf Coast	—	—	—	—	—	—	—	(11)	(4)	(15)
Central Corridor	21	—	—	—	21	—	—	(7)	(3)	(10)
West Coast	—	—	—	—	—	2	(1)	(6)	(1)	(6)
Total Refining	21	—	17	—	38	2	(1)	(31)	(7)	(37)

Marketing and Specialties
Marketing and Other	—	—	—	90	90	13	56	38	(3)	104
Specialties	—	—	—	—	—	—	—	—	—	—
Total Marketing and Specialties	—	—	—	90	90	13	56	38	(3)	104

CASH FLOW INFORMATION

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	270	1,504	793	810	3,377	585	1,404	1,568	2,316	5,873
Depreciation and amortization	331	334	336	340	1,341	336	337	346	337	1,356
Impairments	1	2	853	5	861	—	6	1	1	8
Accretion on discounted liabilities	6	5	6	6	23	6	6	5	6	23
Deferred income taxes	179	74	(138)	68	183	101	28	100	23	252
Undistributed equity earnings	95	(139)	19	(118)	(143)	119	(133)	125	110	221
Net gain on dispositions	(1)	—	(18)	(1)	(20)	(17)	—	(1)	(1)	(19)
Other	42	(101)	(38)	113	16	173	24	(79)	14	132
Net working capital changes	(1,401)	251	(151)	471	(830)	(815)	692	(1,483)	1,333	(273)
Net Cash Provided by (Used in) Operating Activities	(478)	1,930	1,662	1,694	4,808	488	2,364	582	4,139	7,573

Cash Flows From Investing Activities
Capital expenditures and investments	(1,097)	(631)	(867)	(1,278)	(3,873)	(328)	(538)	(779)	(994)	(2,639)
Proceeds from asset dispositions*	103	15	21	18	157	17	12	10	18	57
Advances/loans—related parties	—	(95)	—	(3)	(98)	(1)	—	—	—	(1)
Collection of advances/loans—related parties	—	95	—	—	95	—	—	—	—	—
Other	(18)	42	—	7	31	(45)	62	50	45	112
Net Cash Used in Investing Activities	(1,012)	(574)	(846)	(1,256)	(3,688)	(357)	(464)	(719)	(931)	(2,471)

Cash Flows From Financing Activities
Issuance of debt	725	135	898	25	1,783	1,509	—	85	590	2,184
Repayment of debt	(592)	(5)	(407)	(303)	(1,307)	(7)	(253)	(114)	(770)	(1,144)
Issuance of common stock	8	1	6	17	32	10	20	9	—	39
Repurchase of common stock	(344)	(455)	(439)	(412)	(1,650)	(3,513)	(230)	(405)	(497)	(4,645)
Dividends paid on common stock	(364)	(406)	(402)	(398)	(1,570)	(327)	(372)	(370)	(367)	(1,436)
Distributions to noncontrolling interests	(56)	(61)	(59)	(65)	(241)	(45)	(51)	(50)	(61)	(207)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	32	10	91	40	173	9	58	47	14	128
Other	307	(6)	(19)	(13)	269	(45)	(13)	(21)	(7)	(86)
Net Cash Used in Financing Activities	(284)	(787)	(331)	(1,109)	(2,511)	(2,409)	(841)	(819)	(1,098)	(5,167)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	8	(3)	(36)	17	(14)	1	(17)	(4)	(15)	(35)

Net Change in Cash and Cash Equivalents	(1,766)	566	449	(654)	(1,405)	(2,277)	1,042	(960)	2,095	(100)
Cash and cash equivalents at beginning of period	3,019	1,253	1,819	2,268	3,019	3,119	842	1,884	924	3,119
Cash and Cash Equivalents at End of Period	1,253	1,819	2,268	1,614	1,614	842	1,884	924	3,019	3,019
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	419	359	524	567	1,869	136	339	503	570	1,548
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	194	197	254	356	1,001	172	153	200	301	826
Marketing and Specialties	19	23	34	298	374	13	15	37	60	125
Corporate and Other	43	52	55	56	206	7	31	39	63	140
Adjusted Capital Spending	675	631	867	1,277	3,450	328	538	779	994	2,639
Capital expenditures and investments funded by Gray Oak joint venture partners (Midstream)	422	—	—	1	423	—	—	—	—	—
Consolidated Capital Expenditures and Investments	1,097	631	867	1,278	3,873	328	538	779	994	2,639

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	150	128	77	117	472	95	98	149	142	484
CPChem (Chemicals)	103	72	77	130	382	161	63	60	55	339
WRB (Refining)	37	44	54	40	175	40	35	41	40	156
Selected Equity Affiliates	290	244	208	287	1,029	296	196	250	237	979
* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	203	245	248	250	946	163	164	209	234	770
NGL and Other	90	143	169	120	522	86	53	46	120	305
DCP Midstream	23	35	(877)	35	(784)	31	21	29	25	106
Income (Loss) before Income Taxes	316	423	(460)	405	684	280	238	284	379	1,181

Adjusted EBITDA*
PSXP**	274	307	313	336	1,230	236	263	297	300	1,096
Other Midstream	133	197	223	155	708	127	79	113	176	495
Transportation and NGL and Other	407	504	536	491	1,938	363	342	410	476	1,591
DCP Midstream	67	81	79	96	323	76	62	72	97	307
Adjusted EBITDA	474	585	615	587	2,261	439	404	482	573	1,898
* See reconciliation of income (loss) before income taxes to adjusted EBITDA below.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Equity in Earnings (Losses) of Affiliates
Transportation	103	124	128	128	483	87	91	106	121	405
NGL and Other	51	53	51	48	203	35	43	48	39	165
DCP Midstream	23	34	(23)	34	68	30	21	29	26	106
Total	177	211	156	210	754	152	155	183	186	676

Depreciation and Amortization*
Transportation	36	37	40	39	152	36	44	46	41	167
NGL and Other	37	38	38	39	152	38	38	40	37	153
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	73	75	78	78	304	74	82	86	78	320
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	172	173	183	196	724	178	188	178	185	729
NGL and Other	128	76	76	83	363	77	78	101	77	333
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	300	249	259	279	1,087	255	266	279	262	1,062
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,176	3,417	3,443	3,544	3,396	3,209	3,404	3,517	3,627	3,441
Terminals**	3,063	3,261	3,381	3,548	3,315	2,669	3,214	3,179	3,541	3,153
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	234	232	203	227	224	184	227	227	223	216
* Excludes DCP Midstream.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners	45	68	(47)	12	78	60	42	57	51	210

Depreciation and Amortization	103	101	100	100	404	94	97	98	99	388

Operating and SG&A Expenses	246	257	257	267	1,027	221	260	275	304	1,060

Net Interest Expense*	70	75	79	84	308	70	69	71	69	279
* Net of interest income.

Capital Expenditures and Investments	300	256	154	233	943	189	196	299	283	967

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	5.0	4.9	5.0	5.0	5.0	4.5	4.9	4.9	5.0	4.8
NGL Production (MB/D)	428	423	409	409	417	380	430	426	415	413

Weighted-Average NGL Price*
DCP Midstream ($/gal)	0.60	0.51	0.44	0.50	0.51	0.70	0.76	0.87	0.69	0.75
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions*
GP Distribution from PSXP to Phillips 66**	69	70	—	—	139	51	57	61	67	236
LP Distribution from PSXP to Phillips 66	58	58	147	149	412	50	51	55	58	214
GP Distribution from DCP Midstream, LP to DCP Midstream****	43	43	43	***	129	43	42	43	43	171
LP Distribution from DCP Midstream, LP to DCP Midstream****	41	41	41	***	123	41	41	41	41	164
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** On August 1, 2019, PSXP eliminated its incentive distributions rights and 2% economic general partner interest, therefore, no distributions were made to the general partner interest after August 1, 2019.

*** Pending DCP Midstream release.
**** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP.

MIDSTREAM (continued)

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	316	423	(460)	405	684	280	238	284	379	1,181
Plus:
Depreciation and amortization	73	75	78	78	304	74	82	86	78	320
EBITDA	389	498	(382)	483	988	354	320	370	457	1,501

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	—	—	21	—	21
Impairments	—	—	853	—	853	—	—	—	—	—
Impairments by equity affiliates	—	—	47	—	47	—	—	—	28	28
Pension settlement expense	—	—	—	—	—	—	—	7	2	9
EBITDA, Adjusted for Special Items	389	498	518	483	1,888	354	320	398	487	1,559

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	30	30	36	39	135	34	33	32	32	131
Proportional share of selected equity affiliates depreciation and amortization	55	57	61	65	238	51	51	52	53	207
Adjusted EBITDA	474	585	615	587	2,261	439	404	482	573	1,898

Adjusted EBITDA by Business Line
100% PSXP Results
Income before income taxes	199	234	238	255	926	174	186	217	223	800
Plus:
Net interest expense	27	26	25	27	105	29	29	28	28	114
Depreciation and amortization	29	29	30	32	120	28	29	30	30	117
EBITDA	255	289	293	314	1,151	231	244	275	281	1,031

Adjustments (pre-tax):
EBITDA attributable to predecessors	—	—	—	—	—	—	—	—	—	—
Special item - pending claims and settlements*	—	—	—	—	—	—	—	3	—	3
Special item - U.S. tax reform*	—	—	—	—	—	(10)	—	—	—	(10)
EBITDA, Adjusted for Predecessors and Special Items**	255	289	293	314	1,151	221	244	278	281	1,024

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	7	6	7	7	27	7	8	8	8	31
Proportional share of selected equity affiliates depreciation and amortization	12	12	13	15	52	8	11	11	11	41
Adjusted EBITDA**	274	307	313	336	1,230	236	263	297	300	1,096
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

MIDSTREAM (continued)

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	293	388	417	370	1,468	249	217	255	354	1,075
Plus:
Depreciation and amortization	73	75	78	78	304	74	82	86	78	320
EBITDA*	366	463	495	448	1,772	323	299	341	432	1,395

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	—	—	21	—	21
Pension settlement expense	—	—	—	—	—	—	—	7	2	9
EBITDA, Adjusted for Special Items*	366	463	495	448	1,772	323	299	369	434	1,425

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	15	14	14	15	58	18	18	17	16	69
Proportional share of selected equity affiliates depreciation and amortization	26	27	27	28	108	22	25	24	25	96
Adjusted EBITDA*	407	504	536	491	1,938	363	342	410	476	1,591
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream
Income (loss) before income taxes	23	35	(877)	35	(784)	31	21	29	25	106
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	23	35	(877)	35	(784)	31	21	29	25	106

Special Item Adjustments (pre-tax):
Impairments	—	—	853	—	853	—	—	—	—	—
Impairments by equity affiliates	—	—	47	—	47	—	—	—	28	28
EBITDA, Adjusted for Special Items	23	35	23	35	116	31	21	29	53	134

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	15	16	22	24	77	16	15	15	16	62
Proportional share of selected equity affiliates depreciation and amortization	29	30	34	37	130	29	26	28	28	111
Adjusted EBITDA*	67	81	79	96	323	76	62	72	97	307
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	227	275	227	150	879	286	324	263	152	1,025

Equity in Earnings of Affiliate	225	274	224	147	870	288	325	261	151	1,025

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	434	525	417	262	1,638	535	609	443	315	1,902
Specialties, Aromatics and Styrenics	49	70	73	70	262	57	76	108	28	269
Corporate and Other	(34)	(36)	(34)	(36)	(140)	(7)	(35)	(20)	(40)	(102)
Total	449	559	456	296	1,760	585	650	531	303	2,069

Income (Loss) before Income Taxes
Olefins and Polyolefins	446	536	430	266	1,678	546	618	457	325	1,946
Specialties, Aromatics and Styrenics	57	78	78	74	287	61	83	116	33	293
Corporate and Other	(34)	(36)	(33)	(36)	(139)	(7)	(34)	(20)	(41)	(102)
Total	469	578	475	304	1,826	600	667	553	317	2,137

Depreciation and Amortization	146	139	140	150	575	116	153	159	167	595

Net Interest (Income) Expense*	20	17	19	16	72	(3)	19	18	17	51
* Net of interest income.

Investing Cash Flows
Capital Expenditures and Investments	206	144	153	260	763	322	126	119	111	678
Advances to Equity Companies	—	—	—	—	—	—	—	—	—	—
Advance Repayments from Equity Companies	(26)	(28)	(9)	—	(63)	(33)	(35)	(12)	(39)	(119)

Olefins and Polyolefins Capacity Utilization (%)	98%	95%	97%	97%	97%	96%	95%	91%	95%	94%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	22.44	19.14	23.86	25.24	22.67	26.80	20.60	23.61	25.18	24.05
HDPE Blow Molding, Domestic Spot (cents/lb)	52.67	51.08	45.42	41.17	47.58	60.00	61.00	59.58	56.00	59.15

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	16.43	11.89	9.46	11.81	12.30	14.81	15.47	20.68	17.27	17.06
HDPE Blow Molding, Total Cash Cost (cents/lb)	35.46	31.97	36.68	38.15	35.56	39.81	33.47	36.57	38.30	37.04

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	23.23	26.36	23.14	16.45	22.39	32.18	32.66	25.94	25.60	29.10
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	227	275	227	150	879	286	324	263	152	1,025
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	227	275	227	150	879	286	324	263	152	1,025

Special Item Adjustments (pre-tax):
Lower-of-cost-or-market inventory adjustments	—	—	42	23	65	—	—	—	—	—
EBITDA, Adjusted for Special Items	227	275	269	173	944	286	324	263	152	1,025

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	22	24	23	10	79	23	30	30	17	100
Proportional share of selected equity affiliates net interest	13	8	10	9	40	3	13	11	11	38
Proportional share of selected equity affiliates depreciation and amortization	105	106	104	100	415	92	108	110	112	422
Adjusted EBITDA	367	413	406	292	1,478	404	475	414	292	1,585

REFINING

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(7)	258	296	61	608	(108)	164	209	302	567
Gulf Coast	(118)	222	184	76	364	—	366	210	464	1,040
Central Corridor	77	520	408	333	1,338	272	521	839	1,185	2,817
West Coast	(150)	(17)	(32)	(125)	(324)	(52)	139	(26)	50	111
Income (Loss) before Income Taxes	(198)	983	856	345	1,986	112	1,190	1,232	2,001	4,535

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(0.17)	5.04	5.93	1.16	3.11	(2.75)	3.42	4.62	5.63	3.05
Gulf Coast	(1.80)	2.88	2.46	1.00	1.24	—	4.76	3.01	6.04	3.55
Central Corridor	3.22	19.81	15.26	12.61	12.95	10.37	19.88	31.33	43.77	26.50
West Coast	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)	(1.57)	3.95	(0.74)	1.52	0.81
Worldwide	(1.22)	5.25	4.60	1.84	2.75	0.67	6.39	6.96	10.50	6.29

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.76	10.85	11.48	7.06	9.33	7.17	10.42	11.48	11.54	10.32
Gulf Coast	5.44	8.20	8.34	7.45	7.42	6.75	9.93	9.09	11.84	9.48
Central Corridor	10.23	17.84	15.99	14.92	14.91	16.11	17.51	23.61	30.60	22.22
West Coast	6.25	9.94	10.11	10.22	9.18	8.32	12.77	9.53	14.18	11.20
Worldwide	7.23	11.37	11.18	9.50	9.91	9.29	12.28	13.36	16.53	12.99
* See note on the use of non-GAAP measures below. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)	(3)	(3)	(2)	(11)	(2)	(3)	(2)	(3)	(10)
Gulf Coast	—	(2)	1	(1)	(2)	(1)	(3)	(1)	(1)	(6)
Central Corridor	84	133	69	45	331	(61)	220	300	353	812
West Coast	—	—	—	—	—	—	—	—	—	—
Total	81	128	67	42	318	(64)	214	297	349	796

Depreciation and Amortization*
Atlantic Basin/Europe	50	49	49	50	198	52	50	50	49	201
Gulf Coast	67	68	66	67	268	66	64	69	69	268
Central Corridor	33	34	34	34	135	35	32	34	34	135
West Coast	62	63	66	62	253	58	59	60	59	236
Total	212	214	215	213	854	211	205	213	211	840
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	240	211	218	233	902	298	240	233	242	1,013
Gulf Coast	382	330	352	408	1,472	376	305	330	358	1,369
Central Corridor	146	141	131	154	572	115	131	131	145	522
West Coast	254	257	290	373	1,174	241	240	275	334	1,090
Total	1,022	939	991	1,168	4,120	1,030	916	969	1,079	3,994
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	20	13	17	15	65	98	21	4	10	133
Gulf Coast	90	29	44	94	257	105	10	24	44	183
Central Corridor	25	8	9	10	52	2	4	7	7	20
West Coast	13	17	50	113	193	40	25	20	69	154
Total	148	67	120	232	567	245	60	55	130	490
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes
Atlantic Basin/Europe	15	11	12	14	52	15	15	13	13	56
Gulf Coast	23	16	23	11	73	25	23	23	17	88
Central Corridor	13	10	10	7	40	12	9	10	12	43
West Coast	24	21	23	17	85	27	25	26	24	102
Total	75	58	68	49	250	79	72	72	66	289

Foreign Currency Gains (Losses) Pre-Tax	(5)	(7)	10	2	—	11	7	(1)	7	24

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	81	128	67	42	318	(64)	214	297	349	796
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	(277)	(309)	(273)	(237)	(1,096)	(239)	(397)	(469)	(507)	(1,612)
Equity-affiliate-related expenses not included in Realized Refining Margins	(196)	(181)	(206)	(195)	(778)	(303)	(183)	(172)	(158)	(816)
Regional Totals
Atlantic Basin/Europe	(13)	(14)	(7)	—	(34)	(43)	(18)	—	5	(56)
Gulf Coast	—	(2)	1	(1)	(2)	(1)	(3)	(1)	(1)	(6)
Central Corridor	(183)	(165)	(200)	(194)	(742)	(259)	(162)	(171)	(162)	(754)
Total	(196)	(181)	(206)	(195)	(778)	(303)	(183)	(172)	(158)	(816)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	(198)	983	856	345	1,986	112	1,190	1,232	2,001	4,535
Plus:
Depreciation and amortization	212	214	215	213	854	211	205	213	211	840
EBITDA	14	1,197	1,071	558	2,840	323	1,395	1,445	2,212	5,375

Special Item Adjustments (pre-tax):
Pending claims and settlements	(21)	—	—	—	(21)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	(2)	1	(1)	(4)	(6)
Asset dispositions	—	—	(17)	—	(17)	—	—	—	—	—
Pension settlement expense	—	—	—	—	—	—	—	32	11	43
EBITDA, Adjusted for Special Items	(7)	1,197	1,054	558	2,802	321	1,396	1,476	2,219	5,412

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1	(1)	—	—	—	1	—	1
Proportional share of selected equity affiliates net interest	(1)	(1)	(1)	—	(3)	(2)	(1)	(2)	(1)	(6)
Proportional share of selected equity affiliates depreciation and amortization	71	69	70	71	281	68	68	68	68	272
Adjusted EBITDA	63	1,265	1,124	628	3,080	387	1,463	1,543	2,286	5,679

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	427	519	509	531	497	419	495	465	526	477
Total Processed Inputs (MB/D)	463	562	542	574	536	436	527	492	583	510
Crude Oil Capacity Utilization (%)	80%	97%	95%	99%	92%	78%	92%	87%	98%	89%
Clean Product Yield (%)	86%	88%	87%	90%	88%	84%	86%	85%	90%	86%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	654	757	729	759	725	696	767	656	751	717
Total Processed Inputs (MB/D)	727	849	815	827	805	769	845	759	835	802
Crude Oil Capacity Utilization (%)	85%	99%	95%	99%	95%	93%	102%	87%	100%	95%
Clean Product Yield (%)	80%	81%	78%	80%	80%	76%	80%	79%	81%	79%

Central Corridor*
Crude Oil Charge Input (MB/D)	445	521	517	509	498	458	513	531	524	507
Total Processed Inputs (MB/D)	466	538	531	526	515	475	531	548	544	525
Crude Oil Capacity Utilization (%)	86%	101%	100%	99%	97%	93%	104%	108%	106%	103%
Clean Product Yield (%)	90%	88%	88%	91%	89%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	307	317	351	318	323	340	362	354	316	343
Total Processed Inputs (MB/D)	341	359	375	349	356	367	387	382	358	373
Crude Oil Capacity Utilization (%)	84%	87%	97%	87%	89%	93%	100%	97%	87%	94%
Clean Product Yield (%)	88%	81%	85%	76%	83%	86%	86%	87%	88%	87%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,833	2,114	2,106	2,117	2,043	1,913	2,137	2,006	2,117	2,044
Total Processed Inputs (MB/D)	1,997	2,308	2,263	2,276	2,212	2,047	2,290	2,181	2,320	2,210
Crude Oil Capacity Utilization (%)	84%	97%	97%	97%	94%	89%	100%	93%	99%	95%
Clean Product Yield (%)	85%	84%	84%	84%	84%	83%	84%	84%	86%	84%

REFINING (continued)

	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	202	240	230	266	234	172	222	203	258	213
Distillates	185	241	227	234	222	185	218	202	248	214
Other	80	89	88	82	85	81	92	89	85	87
Total	467	570	545	582	541	438	532	494	591	514
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	296	348	312	332	322	303	337	307	344	323
Distillates	261	310	297	301	292	260	315	266	300	285
Other	165	192	208	192	190	212	198	192	195	200
Total	722	850	817	825	804	775	850	765	839	808

Central Corridor*
Gasoline	244	260	256	267	257	242	263	269	280	264
Distillates	175	214	208	210	202	181	201	210	212	201
Other	49	67	71	51	59	56	73	74	57	65
Total	468	541	535	528	518	479	537	553	549	530
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	165	167	170	148	163	180	190	180	168	179
Distillates	136	124	148	116	131	136	143	150	147	144
Other	41	66	53	81	60	53	54	51	44	50
Total	342	357	371	345	354	369	387	381	359	373

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	907	1,015	968	1,013	976	897	1,012	959	1,050	979
Distillates	757	889	880	861	847	762	877	828	907	844
Other	335	414	420	406	394	402	417	406	381	402
Total	1,999	2,318	2,268	2,280	2,217	2,061	2,306	2,193	2,338	2,225

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	54.87	59.80	56.44	56.98	57.02	62.88	67.99	69.71	59.09	64.92
Brent	63.20	68.82	61.94	63.25	64.30	66.76	74.35	75.27	67.76	71.04
LLS	62.40	66.92	60.64	60.79	62.69	65.79	73.11	74.31	66.55	69.94
ANS	64.50	68.18	63.07	64.41	65.04	66.96	74.10	75.55	68.65	71.31
WTI less Maya	(3.91)	(2.26)	(0.20)	4.06	(0.58)	5.16	5.83	3.57	(4.73)	2.46
WTI less WCS (settlement differential)	12.29	10.67	12.24	15.83	12.76	24.28	19.27	22.25	39.43	26.31

Natural Gas ($/MMBtu)
Henry Hub	2.89	2.51	2.33	2.35	2.52	3.01	2.82	2.90	3.74	3.12

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	1.79	12.06	11.84	6.44	8.03	9.23	13.36	12.73	1.32	9.16
East Coast Distillate less Brent	18.05	14.27	17.43	18.66	17.10	16.35	15.83	16.20	19.13	16.88
Gulf Coast
Gulf Coast Gasoline less LLS	1.58	8.18	8.24	5.48	5.87	8.65	9.44	8.63	(0.70)	6.51
Gulf Coast Distillate less LLS	16.41	14.28	17.22	17.62	16.38	15.15	15.28	15.54	16.82	15.70
Central Corridor
Central Gasoline less WTI	9.72	18.71	15.28	10.75	13.61	13.57	16.04	16.68	8.53	13.71
Central Distillate less WTI	24.92	22.49	21.39	22.29	22.77	19.85	22.03	22.77	26.64	22.82
West Coast
West Coast Gasoline less ANS	11.83	23.50	19.48	16.85	17.92	16.40	18.76	14.13	9.69	14.74
West Coast Distillate less ANS	16.20	21.10	18.38	21.49	19.29	17.28	18.69	17.85	18.60	18.11

Worldwide Market Crack Spread ($/BBL)**	9.77	15.24	14.60	12.45	13.01	13.12	14.86	14.21	9.11	12.83
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	138	294	440	327	1,199	176	244	361	525	1,306
Specialties	67	59	58	50	234	59	66	62	64	251
Income before Income Taxes	205	353	498	377	1,433	235	310	423	589	1,557

Income before Income Taxes ($/BBL)
U.S.	0.60	1.09	1.66	1.42	1.22	0.85	1.05	1.48	1.40	1.21
International	2.25	4.81	5.19	2.01	3.58	1.51	3.32	4.80	10.05	5.00

Realized Marketing Fuel Margins ($/BBL)*
U.S.**	1.06	1.53	2.11	1.51	1.57	1.39	1.30	1.80	1.95	1.62
International	3.80	6.03	6.37	3.35	4.90	3.32	5.25	6.58	11.99	6.87
* See note on the use of non-GAAP measures below. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

** U.S. realized marketing fuel margins for Q2 and Q3 2018 have been revised to exclude the effects of special items on fuel margins.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	131	143	168	233	675	127	183	185	143	638
Specialties	100	93	83	74	350	82	86	89	90	347
Total	231	236	251	307	1,025	209	269	274	233	985
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	22	28	31	45	126	20	27	25	27	99
Specialties	11	7	21	20	59	12	22	14	17	65
Total	33	35	52	65	185	32	49	39	44	164

Depreciation and Amortization*
Marketing and Other	21	21	21	22	85	24	24	22	24	94
Specialties	5	4	4	5	18	5	5	5	5	20
Total	26	25	25	27	103	29	29	27	29	114
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	261	297	300	340	1,198	266	294	303	298	1,161
Specialties	36	36	39	38	149	36	36	34	37	143
Total	297	333	339	378	1,347	302	330	337	335	1,304
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,063	1,151	1,132	1,213	1,141	1,024	1,110	1,102	1,204	1,111
Distillates	759	898	914	1,106	920	706	843	780	873	801
Other	—	—	—	—	—	1	—	—	—	—
Total	1,822	2,049	2,046	2,319	2,061	1,731	1,953	1,882	2,077	1,912

International Marketing
Gasoline	88	89	90	89	89	81	86	85	87	84
Distillates	181	187	185	183	184	173	169	175	179	174
Other	18	19	16	20	18	19	17	17	20	18
Total	287	295	291	292	291	273	272	277	286	276

Worldwide Marketing
Gasoline	1,151	1,240	1,222	1,302	1,230	1,105	1,196	1,187	1,291	1,195
Distillates	940	1,085	1,099	1,289	1,104	879	1,012	955	1,052	975
Other	18	19	16	20	18	20	17	17	20	18
Total	2,109	2,344	2,337	2,611	2,352	2,004	2,225	2,159	2,363	2,188

Foreign Currency Gains (Losses) Pre-Tax	2	(1)	—	(1)	—	4	—	1	(6)	(1)

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	205	353	498	377	1,433	235	310	423	589	1,557
Plus:
Depreciation and amortization	26	25	25	27	103	29	29	27	29	114
EBITDA	231	378	523	404	1,536	264	339	450	618	1,671

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—	(90)	(90)	(13)	(56)	(44)	—	(113)
Pension settlement expense	—	—	—	—	—	—	—	6	3	9
EBITDA, Adjusted for Special Items	231	378	523	314	1,446	251	283	412	621	1,567

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	1	2	1	2	6	—	2	1	1	4
Proportional share of selected equity affiliates depreciation and amortization	3	2	3	3	11	3	2	3	3	11
Adjusted EBITDA	235	382	527	319	1,463	254	287	416	625	1,582

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(210)	(205)	(178)	(211)	(804)	(196)	(227)	(227)	(203)	(853)

Detail of Loss before Income Taxes
Net interest expense	(108)	(105)	(98)	(104)	(415)	(112)	(128)	(114)	(105)	(459)
Corporate overhead and other*	(102)	(100)	(80)	(107)	(389)	(84)	(99)	(113)	(98)	(394)
Total	(210)	(205)	(178)	(211)	(804)	(196)	(227)	(227)	(203)	(853)
* First-quarter 2018 equity earnings reflect a tax benefit from an equity affiliate as a result of U.S. tax reform.

Net Interest Expense
Interest expense	(132)	(133)	(131)	(139)	(535)	(123)	(136)	(131)	(131)	(521)
Capitalized interest	13	18	22	24	77	—	1	6	10	17
Interest income	11	10	11	11	43	11	7	11	16	45
Total	(108)	(105)	(98)	(104)	(415)	(112)	(128)	(114)	(105)	(459)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(210)	(205)	(178)	(211)	(804)	(196)	(227)	(227)	(203)	(853)
Plus:
Net interest expense	108	105	98	104	415	112	128	114	105	459
Depreciation and amortization	20	20	18	22	80	22	21	20	19	82
EBITDA	(82)	(80)	(62)	(85)	(309)	(62)	(78)	(93)	(79)	(312)

Special Item Adjustments (pre-tax):
U.S. tax reform	—	—	—	—	—	(16)	—	—	—	(16)
Pension settlement expense	—	—	—	—	—	—	—	4	2	6
EBITDA, Adjusted for Special Items	(82)	(80)	(62)	(85)	(309)	(78)	(78)	(89)	(77)	(322)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(82)	(80)	(62)	(85)	(309)	(78)	(78)	(89)	(77)	(322)

Foreign Currency Gains (Losses) Pre-Tax	(1)	(2)	(1)	(1)	(5)	—	8	—	—	8

Phillips 66 Total Company Debt
Total Debt	11,298	11,439	11,925	11,763	11,763	11,621	11,364	11,337	11,160	11,160
Debt-to-Capital Ratio (%)	30%	30%	31%	30%	30%	32%	31%	31%	29%	29%

Total Equity	26,745	27,306	27,092	27,169	27,169	24,300	24,960	25,795	27,153	27,153

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	270	1,504	793	810	3,377	585	1,404	1,568	2,316	5,873
Plus:
Income tax expense	70	325	150	256	801	132	431	407	602	1,572
Net interest expense	108	105	98	104	415	112	128	114	105	459
Depreciation and amortization	331	334	336	340	1,341	336	337	346	337	1,356
Phillips 66 EBITDA	779	2,268	1,377	1,510	5,934	1,165	2,300	2,435	3,360	9,260

Special Item Adjustments (pre-tax):
Impairments	—	—	853	—	853	—	—	—	—	—
Impairments by equity affiliates	—	—	47	—	47	—	—	—	28	28
Pending claims and settlements	(21)	—	—	—	(21)	—	—	21	—	21
Certain tax impacts	—	—	—	(90)	(90)	(15)	(55)	(45)	(4)	(119)
Pension settlement expense	—	—	—	—	—	—	—	49	18	67
Lower-of-cost-or-market inventory adjustments	—	—	42	23	65	—	—	—	—	—
Asset dispositions	—	—	(17)	—	(17)	—	—	—	—	—
U.S. tax reform	—	—	—	—	—	(16)	—	—	—	(16)
Phillips 66 EBITDA, Adjusted for Special Items	758	2,268	2,302	1,443	6,771	1,134	2,245	2,460	3,402	9,241

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	22	24	24	9	79	23	30	31	18	102
Proportional share of selected equity affiliates net interest	43	39	46	50	178	35	47	42	43	167
Proportional share of selected equity affiliates depreciation and amortization	234	234	238	239	945	214	229	233	236	912
EBITDA attributable to Phillips 66 noncontrolling interests	(89)	(102)	(105)	(95)	(391)	(80)	(87)	(97)	(97)	(361)
Phillips 66 Adjusted EBITDA	968	2,463	2,505	1,646	7,582	1,326	2,464	2,669	3,602	10,061

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income and income before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(7)	258	296	61	608	(108)	164	209	302	567
Plus:
Taxes other than income taxes	15	11	12	14	52	15	15	13	13	56
Depreciation, amortization and impairments	50	49	49	50	198	52	50	50	49	201
Selling, general and administrative expenses	7	10	10	12	39	13	15	16	19	63
Operating expenses	233	201	208	221	863	285	225	217	223	950
Equity in losses of affiliates	3	3	3	2	11	2	3	2	3	10
Other segment (income) expense, net	6	4	(24)	(2)	(16)	(7)	—	(3)	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	17	19	19	14	69	29	28	16	14	87
Special items:
Certain tax impacts	—	—	—	—	—	—	—	(1)	(4)	(5)
Realized refining margins	324	555	573	372	1,824	281	500	519	618	1,918

Total processed inputs (MB)	41,682	51,172	49,895	52,757	195,506	39,218	47,978	45,233	53,613	186,042
Adjusted total processed inputs (MB)	41,682	51,172	49,895	52,757	195,506	39,218	47,978	45,233	53,613	186,042

Income (loss) before income taxes ($/BBL)**	(0.17)	5.04	5.93	1.16	3.11	(2.75)	3.42	4.62	5.63	3.05
Realized refining margins ($/BBL)***	7.76	10.85	11.48	7.06	9.33	7.17	10.42	11.48	11.54	10.32

GULF COAST
Income (loss) before income taxes	(118)	222	184	76	364	—	366	210	464	1,040
Plus:
Taxes other than income taxes	23	16	23	11	73	25	23	23	17	88
Depreciation, amortization and impairments	67	68	66	70	271	66	64	69	69	268
Selling, general and administrative expenses	(2)	8	7	10	23	10	13	13	21	57
Operating expenses	384	322	345	398	1,449	366	292	317	337	1,312
Equity in (earnings) losses of affiliates	—	2	(1)	1	2	1	3	1	1	6
Other segment (income) expense, net	1	(5)	1	—	(3)	(1)	3	1	—	3
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	—	—	—	—	—
Realized refining margins	355	633	625	566	2,179	467	764	634	909	2,774

Total processed inputs (MB)	65,434	77,186	74,936	76,110	293,666	69,207	76,875	69,745	76,838	292,665
Adjusted total processed inputs (MB)	65,434	77,186	74,936	76,110	293,666	69,207	76,875	69,745	76,838	292,665

Income (loss) before income taxes ($/BBL)**	(1.80)	2.88	2.46	1.00	1.24	—	4.76	3.01	6.04	3.55
Realized refining margins ($/BBL)***	5.44	8.20	8.34	7.45	7.42	6.75	9.93	9.09	11.84	9.48

CENTRAL CORRIDOR
Income before income taxes	77	520	408	333	1,338	272	521	839	1,185	2,817
Plus:
Taxes other than income taxes	13	10	10	7	40	12	9	10	12	43
Depreciation, amortization and impairments	33	34	34	34	135	35	32	34	34	135
Selling, general and administrative expenses	1	7	6	8	22	7	7	7	13	34
Operating expenses	145	134	125	146	550	108	124	124	132	488
Equity in (earnings) losses of affiliates	(84)	(133)	(69)	(45)	(331)	61	(220)	(300)	(353)	(812)
Other segment (income) expense, net	(2)	4	(3)	1	—	(4)	(8)	4	(5)	(13)
Proportional share of refining gross margins contributed by equity affiliates	267	298	269	239	1,073	198	381	472	514	1,565
Special items:
Pending claims and settlements	(21)	—	—	—	(21)	—	—	—	—	—
Realized refining margins	429	874	780	723	2,806	689	846	1,190	1,532	4,257

Total processed inputs (MB)	23,893	26,244	26,740	26,417	103,294	26,236	26,209	26,778	27,076	106,299
Adjusted total processed inputs (MB)*	41,896	48,932	48,853	48,364	188,045	42,765	48,347	50,410	50,039	191,561

Income before income taxes ($/BBL)**	3.22	19.81	15.26	12.61	12.95	10.37	19.88	31.33	43.77	26.50
Realized refining margins ($/BBL)***	10.23	17.84	15.99	14.92	14.91	16.11	17.51	23.61	30.60	22.22

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(150)	(17)	(32)	(125)	(324)	(52)	139	(26)	50	111
Plus:
Taxes other than income taxes	24	21	23	17	85	25	25	26	24	100
Depreciation, amortization and impairments	62	63	66	62	253	58	60	60	59	237
Selling, general and administrative expenses	5	8	8	10	31	11	12	11	16	50
Operating expenses	249	249	282	363	1,143	230	228	264	318	1,040
Other segment (income) expense, net	2	1	1	1	5	3	(14)	—	2	(9)
Realized refining margins	192	325	348	328	1,193	275	450	335	469	1,529

Total processed inputs (MB)	30,703	32,697	34,498	32,116	130,014	33,051	35,195	35,132	32,954	136,332
Adjusted total processed inputs (MB)	30,703	32,697	34,498	32,116	130,014	33,051	35,195	35,132	32,954	136,332

Income (loss) before income taxes ($/BBL)**	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)	(1.57)	3.95	(0.74)	1.52	0.81
Realized refining margins ($/BBL)***	6.25	9.94	10.11	10.22	9.18	8.32	12.77	9.53	14.18	11.20

WORLDWIDE
Income (loss) before income taxes	(198)	983	856	345	1,986	112	1,190	1,232	2,001	4,535
Plus:
Taxes other than income taxes	75	58	68	49	250	77	72	72	66	287
Depreciation, amortization and impairments	212	214	215	216	857	211	206	213	211	841
Selling, general and administrative expenses	11	33	31	40	115	41	47	47	69	204
Operating expenses	1,011	906	960	1,128	4,005	989	869	922	1,010	3,790
Equity in (earnings) losses of affiliates	(81)	(128)	(67)	(42)	(318)	64	(214)	(297)	(349)	(796)
Other segment (income) expense, net	7	4	(25)	—	(14)	(9)	(19)	2	(4)	(30)
Proportional share of refining gross margins contributed by equity affiliates	284	317	288	253	1,142	227	409	488	528	1,652
Special items:
Certain tax impacts	—	—	—	—	—	—	—	(1)	(4)	(5)
Pending claims and settlements	(21)	—	—	—	(21)	—	—	—	—	—
Realized refining margins	1,300	2,387	2,326	1,989	8,002	1,712	2,560	2,678	3,528	10,478

Total processed inputs (MB)	161,712	187,299	186,069	187,400	722,480	167,712	186,257	176,888	190,481	721,338
Adjusted total processed inputs (MB)*	179,715	209,987	208,182	209,347	807,231	184,241	208,395	200,520	213,444	806,600

Income (loss) before income taxes ($/BBL)**	(1.22)	5.25	4.60	1.84	2.75	0.67	6.39	6.96	10.50	6.29
Realized refining margins ($/BBL)***	7.23	11.37	11.18	9.50	9.91	9.29	12.28	13.36	16.53	12.99
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	98	203	312	303	916	132	187	256	268	843
Plus:
Taxes other than income taxes	2	3	3	(3)	5	(10)	3	3	2	(2)
Depreciation and amortization	2	3	2	3	10	4	3	3	3	13
Selling, general and administrative expenses	155	183	184	221	743	176	193	201	193	763
Equity in earnings of affiliates	(1)	(3)	(3)	(20)	(27)	(2)	(2)	(3)	(1)	(8)
Other operating revenues*	(82)	(103)	(101)	(93)	(379)	(84)	(98)	(104)	(93)	(379)
Other segment income	—	—	—	—	—	—	—	—	—	—
Special items:
Certain tax impacts	—	—	—	(90)	(90)	—	(56)	(44)	—	(100)
Realized marketing fuel margins	174	286	397	321	1,178	216	230	312	372	1,130

Total fuel sales volumes (MB)	164,058	186,488	188,172	213,346	752,064	155,780	177,725	173,072	191,119	697,696

Income before income taxes ($/BBL)	0.60	1.09	1.66	1.42	1.22	0.85	1.05	1.48	1.40	1.21
Realized marketing fuel margins ($/BBL)**	1.06	1.53	2.11	1.51	1.57	1.39	1.30	1.80	1.95	1.62

INTERNATIONAL
Income before income taxes	58	129	139	54	380	37	82	122	264	505
Plus:
Taxes other than income taxes	2	1	2	1	6	(2)	2	1	1	2
Depreciation and amortization	16	16	16	17	65	18	18	17	18	71
Selling, general and administrative expenses	62	61	61	65	249	70	71	66	73	280
Equity in earnings of affiliates	(22)	(25)	(27)	(25)	(99)	(18)	(25)	(22)	(26)	(91)
Other operating revenues*	(6)	(9)	(10)	(12)	(37)	(7)	(6)	(7)	(12)	(32)
Other segment (income) expense, net	(2)	1	1	1	1	(5)	2	—	5	2
Marketing margins	108	174	182	101	565	93	144	177	323	737
Less: Margin for non-fuel related sales	10	12	11	11	44	12	14	10	8	44
Realized marketing fuel margins	98	162	171	90	521	81	130	167	315	693

Total fuel sales volumes (MB)	25,796	26,837	26,796	26,834	106,263	24,534	24,717	25,441	26,257	100,949

Income before income taxes ($/BBL)	2.25	4.81	5.19	2.01	3.58	1.51	3.32	4.80	10.05	5.00
Realized marketing fuel margins ($/BBL)**	3.80	6.03	6.37	3.35	4.90	3.32	5.25	6.58	11.99	6.87
* Includes other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	340	1,829	943	1,066	4,178	717	1,835	1,975	2,918	7,445
Special items	(21)	—	925	(67)	837	(31)	(55)	25	42	(19)
Adjusted income before income taxes	319	1,829	1,868	999	5,015	686	1,780	2,000	2,960	7,426

Income tax expense	70	325	150	256	801	132	431	407	602	1,572
Special items	(4)	45	235	(20)	256	(12)	(38)	60	22	32
Adjusted income tax expense	66	370	385	236	1,057	120	393	467	624	1,604

Effective tax rate (%)	20.6%	17.8%	15.9%	24.0%	19.2%	18.4%	23.5%	20.6%	20.6%	21.1%
Adjusted effective tax rate (%)	20.7%	20.2%	20.6%	23.6%	21.1%	17.5%	22.1%	23.4%	21.1%	21.6%